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                         ALLMERICA SELECT SEPARATE ACCOUNT II
                                          OF
                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

          SUPPLEMENT DATED JANUARY 19, 1998 TO PROSPECTUS DATED MAY 1, 1997


The following is added as the last paragraph under "APPENDIX B -- OPTIONAL INSURANCE BENEFITS"

     GUARANTEED DEATH BENEFIT RIDER

     This rider, WHICH IS AVAILABLE ONLY AT ISSUE

              - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and
              - provides a guaranteed net death benefit.

     In order to maintain the rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Death Benefit Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.


SUPPLEMENT DATED JANUARY 19, 1998
(Select Life)